UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549
FORM 8-K
CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 10, 2014
ASTEC INDUSTRIES, INC.
 (Exact Name of Registrant as Specified in Its Charter)
Tennessee
 (State or Other Jurisdiction of Incorporation)
0-14714 (Commission File Number)	62-0873631 (IRS Employer Identification No.)
1725 Shepherd Road, Chattanooga, Tennessee (Address of Principal Executive Offices)	37421 (Zip Code)
(423) 899-5898
 (Registrant's Telephone Number, Including Area Code)
N/A
 (Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
On December 10, 2014, the Audit Committee of Astec Industries, Inc. ("Astec" or the "Company") dismissed Ernst and Young LLP ("E&Y") from the role of independent registered public accounting firm for Astec, to be effective upon completion by E&Y of its audit of the Company's consolidated financial statements as and for the year ending December 31, 2014 and the effectiveness of the Company's internal controls over financial reporting as of December 31, 2014 and all other procedures related to filing Astec's Annual Report on Form 10-K for the fiscal year ended December 31, 2014.  As of the date of this report, the Company is currently going through the standard new client evaluation procedures with another nationally recognized accounting firm and expects to announce the engagement of such firm as Astec's new independent registered public account firm in the near future.
The reports of E&Y on Astec's consolidated financial statements for the fiscal years ended December 31, 2012 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2012 and 2013, and the subsequent interim period from January 1, 2014 through December 10, 2014, (i) Astec had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its report on the consolidated financial statements for such periods, and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.
Astec provided E&Y with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission and requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of E&Y's letter, dated December 16, 2014, is attached as Exhibit 16.1 to this Form 8-K.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits
16.1            Letter from Ernst and Young LLP, dated December 16, 2014, to the Securities and Exchange Commission regarding change in certifying accountant.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 16, 2014	ASTEC INDUSTRIES, INC.

By: /s/ David C. Silvious David C. Silvious Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Exhibit Description
16.1	Letter from Ernst and Young LLP, dated December 16, 2014, to the Securities and Exchange Commission regarding change in certifying accountant.

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